Prospectus Supplement	October 13, 2006

Putnam Tax-Free High Yield Fund Prospectus dated November 30, 2005

The section "Who manages the fund?" is supplemented to reflect that the members of the Tax Exempt Fixed-Income Team primarily responsible for the day-to-day management of the fund's portfolio are now Paul Drury (Portfolio Leader) and Brad Libby, Susan McCormack, Thalia Meehan and James St. John (Portfolio Members).

Positions held by Messrs. Drury and St. John and by Ms. McCormack over the past five years and their fund holdings are set forth in the prospectus.

Mr. Libby joined the fund in 2006. From 2001 to present, he has been employed by Putnam Management, currently as Tax Exempt Specialist and previously as Analyst. He owned no fund shares as of September 30, 2006.

Ms. Meehan joined the fund in 2006. From 1989 to present, she has been employed by Putnam Management, currently as Team Leader, Tax Exempt Fixed-Income Team and previously as Director, Tax Exempt Fixed Income and Investment Grade Teams. She owned no fund shares as of September 30, 2006.

PUTNAM INVESTMENTS	238582
10/06